UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

PETIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38163 (Commission File Number)	35-2554312 (I.R.S. Employer Identification No.)

(Address of principal executive offices)
230 E. Riverside Dr. Eagle, Idaho (Address of principal executive offices)	83616 (Zip Code)

(208) 939-8900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, par value $0.001 per share	PETQ	Nasdaq Global Select

☐Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☐ Indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act (17 CFR 240.13(a)-1)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 27, 2022, the Board of Directors (the “Board”) of PetIQ, Inc. (the “Company”) expanded its Board of Directors by electing Allan Hall to the Board. Mr. Hall joined the Board as a Class I director and as a member of the Company’s Audit Committee, with a term expiring at the Company’s annual meeting of stockholders in 2024.

Mr. Hall is the office audit leader for Deloitte’s Boise practice and a client service partner. He has been with Deloitte for 34 years and his extensive experience includes serving multinational public and private companies, specializing in retail and consumer business, manufacturing and service industries. In his role as office audit leader for the Boise practice, Allan oversees all aspects of the practice, including clients, strategy development and implementation, talent, operations, and growth. Allan has held leadership positions within Deloitte since 2012. Allan began his career in the Seattle office and currently serves several clients in Deloitte’s Seattle practice. He has served clients in offices that include Boise, Seattle, San Francisco, Denver, Salt Lake City, Chicago, and Portland. In addition to his leadership roles at Deloitte, Allan is recognized as a specialist in accounting matters, SEC reporting issues and PCAOB audits. Allan also has significant experience interfacing with Audit Committees and members of the Board. Mr. Hall will be retiring from Deloitte at the end of May 2022.

Mr. Hall will be compensated in accordance with the Company’s existing director compensation policy.

There are no arrangements or understandings between Mr. Hall and any other persons pursuant to which he was selected as director. Additionally, there are no transactions involving the Company and Mr. Hall that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETIQ, INC.
Dated: May 2, 2022	By	/s/ R. Michael Herrman
	Name:	R. Michael Herrman
	Title:	Executive Vice President, General Counsel and Corporate Secretary